UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4007

Smith Barney Diversified Large Cap Growth Fund
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Salomon Brothers Asset Management Inc
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end: October 31
Date of reporting period: October 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY

DIVERSIFIED

LARGE CAP GROWTH FUND

ANNUAL REPORT | OCTOBER 31, 2004

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

N O T F D I C I N S U R E D • N O T B A N K G U A R A N T E E D • M A Y L O S E V A L U E

	Annual Report • October 31, 2004 SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND
DENNIS JOHNSON, CFA

23 years of Securities Business Experience. Education: Virginia Military Institute B.A. Economics 1981 Virginia Commonwealth University M.S. Finance 1985.	What’s Inside

	Letter From the Chairman	1
	Manager Overview	3
	Fund at a Glance	6
	Fund Expenses	7
FUND OBJECTIVE	Fund Performance	9
	Historical Performance	10
The fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal. Under normal market conditions, the fund invests at least 80% of its net assets in the equity securities of U.S. large cap issuers and related investments. Companies that have market capitalizations similar to companies in the Russell 1,000 Index are considered large cap issuers.	Schedule of Investments	11
	Statement of Assets and Liabilities	14
	Statement of Operations	15
	Statements of Changes in Net Assets	16
	Financial Highlights	17
	Notes to Financial Statements	20
	Report of Independent Registered Public Accounting Firm	26
	Additional Information	27
	Important Tax Information	31

L E T T E R   F R O M   T H E   C H A I R M A N

Dear Shareholder,

Stock prices collectively advanced over the 12 months ending October 31, 2004, although the performance among sectors and investment styles contrasted sharply.The market also shifted gears during the period due to investors’ reaction to mixed signals about the economy.

Last fall stocks continued to rise as many geopolitical concerns began to ease, and a spate of mortgage refinancings freed up investable cash for investors. Despite positive corporate earnings results, stocks traded in a narrow range during the first quarter due to concerns about anemic job growth. During this time, the economy grew at a moderate pace,[i] albeit at significantly stronger levels than during the first half of 2003.

In the spring, the economic recovery became broader based as labor market growth improved dramatically in March and April, although signs suggested a pickup in inflation in the spring as well.As widely anticipated, the Federal Reserve Board (“Fed”)ii proceeded to push short-term interest rates higher, marking its first hike in four years.The Fed raised its target for the closely watched federal funds rateiii by 0.25% on three occasions during the reporting period, increasing it from a four-decade low of 1.00% in June to 1.75% in September, and then again to 2.00% on November 10th after the fund’s reporting period had ended. Higher rates can help slow a potential acceleration of economic growth and thereby help maintain a balance between that growth and the inflation that can generally accompany it.

Chairman, President and Chief Executive Officer

As the period came to a close, inflation figures were benign while labor market growth, which had tapered off during the summer, exceeded consensus estimates for October. Crude oil prices, which had risen to record highs in the third quarter, when coupled with investors’ reaction to terrorism concerns, weakened investor sentiment toward the equity markets. However, reports of a pullback in oil prices and strong third-quarter corporate profits gave stock prices a boost in the final month of the period.

Over the 12-month period, stocks of small- and mid-capitalization companies continued to outperform large-caps in gen-eral.Value-oriented stocks handily outpaced growth-oriented stocks. International stock markets beat out the broad domestic U.S. market by a wide margin.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

1 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets.We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 22, 2004

2 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

M A N A G E R   O V E R V I E W

Special Shareholder Notice

Effective May 10, 2004, Dennis A. Johnson, CFA, became responsible for the day-to-day management of the fund. Mr. Johnson is a Managing director and investment officer of the manager. Mr. Johnson has been with the manager or its affiliate since 1994.

Effective May 10, 2004, the fund’s benchmark was changed to the Russell 1000 Growth Index. Management views the Russell 1000 Growth Index as more representative of the universe of stocks available to the fund for investment. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher-forecasted growth values.

Market Overview

During the fiscal year, U.S. economic recovery continued and overall corporate profitability remained strong. However, higher energy prices caused the expansion to be moderate as the reporting period progressed. In this environment, growth stocks in general posted positive returns. As discussed, lower-quality stocks, some without earnings and questionable business prospects, outperformed their higher-quality counterparts over the reporting period as a whole.

Fund Performance

For the 12 months ended October 31, 2004, Class A shares of the Smith Barney Diversified Large Cap Growth Fund, excluding sales charges, returned -0.65%. These shares underperformed the fund’s unmanaged benchmark, the Russell 1000 Growth Index,iv and the fund’s previous benchmark, the S&P 500/Barra Growth Index,v which returned 3.38% and 4.49%, respectively, for the same period. The fund also underperformed its Lipper large-cap core funds category average,1 which was 5.97%.

PERFORMANCE SNAPSHOT
AS OF OCTOBER 31, 2004
(excluding sales charges)

	6 Months	12 Months

Class A Shares
Diversified Large Cap
Growth Fund	-2.31%	-0.65%

Russell 1000
Growth Index	-0.73%	3.38%

S&P 500/
Barra Growth Index	-0.08%	4.49%

Lipper Large-Cap Core
Funds Category Index	1.21%	5.97%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures may reflect reimbursements or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned -2.71% and Class C shares returned -2.73% over the six months ended October 31, 2004. Excluding sales charges, Class B shares returned -1.45% and Class C shares returned -1.46% over the twelve months ended October 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2004, calculated among the 956 funds for the six-month period and among the 933 funds for the 12-month period in the fund’s Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

1 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2004, calculated among the 933 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

3 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Performance Review

We attribute the fund’s underperformance to several factors. First, during the reporting period, lower-quality, more speculative stocks outperformed the overall market. In contrast to investing in riskier equities, we seek to invest in companies that have strong balance sheets and have historically produced above-average rates of growth and profitability. Stock selection in several sectors also hurt relative results.

Factors Impacting Fund Performance

In addition to our high-quality bias, stock selection in three sectors negatively impacted returns. For example, in the consumer staples sector, fund holdings in Wal-Mart Stores, Inc. and The Coca-Cola Company produced poor results, falling approximately 8% and 11% respectively, over the fiscal year.

In the industrial sector, the fund’s exposure to Jacobs Engineering Group Inc. and Career Education Corporation detracted from results.We eventually eliminated Jacobs Engineering Group Inc. from the portfolio. However, we continue to hold Career Education Corporation, a for-profit provider of post-secondary education services.This industry as a whole came under pressure during the period due to litigation risks and allegations of financial improprieties.We believe Career Education Corporation continues to possess the same strong fundamentals that we identified when we first invested in the stock.

The fund’s technology holdings generated solid absolute returns during the fiscal year. For example, digital wireless communications provider QUALCOMM Inc. returned approximately 77% during the fiscal year. However, we were punished for not owning several stocks within the technology sector that produced exceptionally strong results. For instance, internet-related stocks eBay Inc. and Google Inc. were not held in the portfolio as they did not meet our investment criteria.

Our emphasis on seeking to invest in high-quality companies led us to a number of solid performers in a wide variety of industries. For example, in the healthcare sector, the fund’s holding in Biomet, Inc. produced very strong results, returning over 30% during the fiscal year. In the consumer cyclical sector, The McGraw Hill Companies returned 31%. And the fund’s largest position during the reporting period, Johnson & Johnson, gained 18%.

Thank you for your investment in the Smith Barney Diversified Large Cap Growth Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Dennis A. Johnson
Portfolio Manager

November 22, 2004

4 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2004 and are subject to change and may not be representative of the fund’s current or future investments. The fund’s top ten holdings (as a % of net assets) as of this date were: Johnson & Johnson (6.5%), Microsoft Corp. (5.1%), Pfizer, Inc. (5.0%), Medtronic, Inc. (4.3%), Walgreen Co. (3.7%), Qualcomm, Inc. (3.5%), Danaher Corp. (3.3%), The Home Depot, Inc. (3.3%), Biomet, Inc. (3.2%), United Technologies Corp. (3.1%). Please refer to pages 11 through 13 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the fund’s current or future investments. The fund’s top five sector holdings (as a % of net assets) as of October 31, 2004 were: Healthcare (23.5%); Information Technology (23.1%); Consumer Discretionary (16.5%); Industrials (14.3%); Consumer Staples (13.1%). The fund’s portfolio composition is subject to change at any time.

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Source: Commerce Department (Bureau of Economic Analysis). Refers to quarterly growth of Gross Domestic Product (“GDP”). Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	Source: U.S. Federal Reserve Board. The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

v	The S&P 500/Barra Growth is a market-capitalization weighted index of stocks in the S&P 500 having higher price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

5 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

6 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2004 and held for the six months ended October 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	(2.31)%	$1,000.00	$976.90	1.02%	$5.07

Class B	(2.71)	1,000.00	972.90	1.77	8.78

Class C(4)	(2.73)	1,000.00	972.70	1.77	8.78

(1)	For the six months ended October 31, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

7 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return.The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds.To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads).Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

		Beginning	Ending	Annualized	Expenses
	Hypothetical	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class A	5.00%	$1,000.00	$1,020.01	1.02%	$5.18

Class B	5.00	1,000.00	1,016.24	1.77	8.97

Class C(3)	5.00	1,000.00	1,016.24	1.77	8.97

(1)	For the six months ended October 31, 2004.
(2)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

8 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)

	Class A	Class B	Class C(2)

Twelve Months Ended 10/31/04	(0.65)%	(1.45)%	(1.46)%

Five Years Ended 10/31/04	(6.73)	(7.43)	N/A

Ten Years Ended 10/31/04	6.78	N/A	N/A

Inception* through 10/31/04	8.78	(5.35)	(10.13)

	With Sales Charges (3)

	Class A	Class B	Class C (2)

Twelve Months Ended 10/31/04	(5.61)%	(6.37)%	(2.44)%

Five Years Ended 10/31/04	(7.68)	(7.57)	N/A

Ten Years Ended 10/31/04	6.24	N/A	N/A

Inception* through 10/31/04	8.38	(5.35)	(10.13)

Cumulative Total Returns† (unaudited)

Without Sales Charges(1)

Class A (Ten Years Ended 10/31/04)	92.75%

Class B (Inception* through 10/31/04)	(27.38)

Class C(2) (Inception* through 10/31/04)	(35.50)

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absense of fee waivers and/or expense reimbursements, the total return would have been lower.

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charges of 5.00%; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within the one year of purchase payment. The 1.00% initial sales charge on Class C shares is no longer imposed effective February 2, 2004.

*	Inception dates for Class A, B and C shares are October 19, 1990, January 4, 1999 and September 22, 2000, respectively.

9 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Smith Barney Diversified Large Cap Growth Fund
vs. S&P 500 Barra Growth Index and Russell 1000 Growth Index

†	Hypothetical illustration of $10,000 invested in Class A shares on October 31, 1994, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2004. The S&P 500/Barra Growth is a market-capitalization weighted index of stocks in the S&P 500 having higher price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

10 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Schedule of Investments		October 31, 2004

SHARES	SECURITY	VALUE

COMMON STOCK — 99.5%
CONSUMER DISCRETIONARY — 16.5%
Hotels, Restaurants & Leisure — 2.0%
115,000	Wendy’s International, Inc.	$ 3,837,550

Media — 1.0%
23,470	McGraw Hill Cos., Inc.	2,024,288

Multi-line Retail — 3.5%
115,200	Dollar Tree Stores, Inc. (a)	3,329,280
22,000	Kohl’s Corp. (a)	1,116,720
46,000	Target Corp.	2,300,920

		6,746,920

Specialty Retail — 4.4%
154,727	The Home Depot, Inc.	6,356,185
38,100	Lowe’s Co., Inc.	2,144,268

		8,500,453

Textiles & Apparel — 5.6%
47,000	Columbia Sportswear Co. (a)	2,836,920
85,400	Liz Claiborne, Inc.	3,491,152
54,000	NIKE, Inc., Class B shares	4,390,740

		10,718,812

	TOTAL CONSUMER DISCRETIONARY	31,828,023

CONSUMER STAPLES — 13.1%
Beverages — 3.3%
106,431	The Coca-Cola Co.	4,327,484
41,014	PepsiCo, Inc.	2,033,474

		6,360,958

Food & Drug Retailing — 6.3%
196,128	Walgreen Co.	7,039,034
94,189	Wal-Mart Stores, Inc.	5,078,671

		12,117,705

Household Products — 3.1%
115,960	The Procter & Gamble Co.	5,934,833

Personal Products — 0.4%
16,000	Alberto-Culver Co.	717,760

	TOTAL CONSUMER STAPLES	25,131,256

See Notes to Financial Statements.

11 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Schedule of Investments (continued)		October 31, 2004

SHARES	SECURITY	VALUE

FINANCIALS — 6.9%
Diversified Financials — 1.6%
39,150	American Express Co.	$ 2,077,691
43,221	MBNA Corp.	1,107,754

		3,185,445

Insurance — 5.3%
62,000	AMBAC Financial Group, Inc.	4,839,720
55,000	American International Group, Inc.	3,339,050
36,000	Torchmark Corp.	1,944,720

		10,123,490

	TOTAL FINANCIALS	13,308,935

HEALTHCARE — 23.5%
Biotechnology — 1.6%
54,975	Amgen, Inc. (a)	3,122,580

Healthcare Equipment & Supplies — 9.1%
59,000	Becton, Dickinson & Co.	3,097,500
131,700	Biomet, Inc.	6,147,756
160,433	Medtronic, Inc.	8,199,731

		17,444,987

Pharmaceuticals — 12.8%
56,681	Abbott Laboratories	2,416,311
215,574	Johnson & Johnson	12,585,210
332,067	Pfizer, Inc.	9,613,339

		24,614,860

	TOTAL HEALTHCARE	45,182,427

INDUSTRIALS — 14.3%
Air Freight & Couriers — 0.8%
20,000	United Parcel Service, Inc., Class B shares	1,583,600

Commercial Services & Supplies — 2.9%
66,000	Career Education Corp. (a)	2,070,420
85,000	First Data Corp.	3,508,800

		5,579,220

Industrial Conglomerates — 4.8%
97,522	General Electric Co.	3,327,451
65,000	United Technologies Corp.	6,033,300

		9,360,751

Machinery — 5.8%
116,000	Danaher Corp.	6,395,080
80,000	Oshkosh Truck Corp.	4,712,000

		11,107,080

	TOTAL INDUSTRIALS	27,630,651

See Notes to Financial Statements.

12 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Schedule of Investments (continued)		October 31, 2004

SHARES	SECURITY	VALUE

INFORMATION TECHNOLOGY — 23.1%
Communications Equipment — 6.1%
169,169	Cisco Systems, Inc. (a)	$ 3,249,736
100,000	Motorola, Inc.	1,726,000
160,000	Qualcomm, Inc.	6,689,600

		11,665,336

Computers & Peripherals — 5.5%
58,723	International Business Machines Corp.	5,270,389
63,000	Lexmark International, Inc., Class A shares (a)	5,235,930

		10,506,319

IT Consulting & Services — 2.8%
27,000	Affiliated Computer Services, Inc., Class A shares (a)	1,472,850
24,000	Cognizant Technology Solutions Corp., Class A shares (a)	816,000
54,000	Paychex, Inc.	1,770,876
53,500	Sungard Data Systems, Inc. (a)	1,417,215

		5,476,941

Semiconductor Equipment & Products — 2.4%
210,000	Intel Corp.	4,674,600

Software — 6.3%
121,000	Jack Henry & Associates, Inc.	2,255,440
351,294	Microsoft Corp.	9,832,719

		12,088,159

	TOTAL INFORMATION TECHNOLOGY	44,411,355

MATERIALS — 2.1%
Chemicals — 2.1%
74,000	Sigma Aldrich Corp.	4,117,360

	TOTAL COMMON STOCK
	(Cost — $194,156,925)	191,610,007

FACE
AMOUNT	SECURITY	VALUE

REPURCHASE AGREEMENT — 1.0%
$1,961,000	UBS Securities LLC 10/29/04, 1.82% due 11/1/04
	proceeds at maturity $1,961,297 (Fully Collateralized by
	Federal Home Loan Mortgage Corp., 6.00% due 6/15/11
	Market value — $2,000,981) (Cost — $1,961,000)	1,961,000

	TOTAL INVESTMENTS — 100.5% (Cost — $196,117,925*)	193,571,007
	Liabilities in Excess of Other Assets — (0.5)%	(917,717)

	TOTAL NET ASSETS — 100.0%	$ 192,653,290

(a)	Non-income producing security.
*	Aggregate cost for Federal income tax purposes is $194,547,369.

See Notes to Financial Statements.

13 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Statement of Assets and Liabilities	October 31, 2004

ASSETS:
Investments, at value (Cost — $196,117,925)	$193,571,007
Cash	93
Receivable for investments sold	4,283,902
Dividends and interest receivable	82,682
Receivable for fund shares sold	41,632
Prepaid expenses	15,731

Total Assets	197,995,047

LIABILITIES:
Payable for securities purchased	4,745,828
Payable for shares of beneficial interest repurchased	320,848
Management fee payable (Note 2)	62,893
Distribution/Service fees payable (Note 4)	47,459
Accrued expenses	164,729

Total Liabilities	5,341,757

Total Net Assets	$192,653,290

NET ASSETS:
Par value of shares of beneficial interest ($0.00001 par value, unlimited shares authorized)	$143
Capital paid in excess of par value	246,978,380
Undistributed net investment income	87,972
Accumulated net realized loss from investment transactions	(51,866,287)
Net unrealized depreciation of investments	(2,546,918)

Total Net Assets	$192,653,290

Computation of
Class A Shares:
Net Asset Value per share ($181,842,598 ÷ 13,462,643 shares outstanding)	$13.51
Offering Price per share ($13.51 ÷ 0.95)	$14.22	*

Class B Shares:
Net Asset Value per share and offering price ($10,310,193 ÷ 796,759 shares outstanding)	$12.94	**

Class C Shares†:
Net Asset Value per share and offering price ($500,499 ÷ 36,951 shares outstanding)	$13.54	**

*	Based upon single purchases of less than $25,000.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Effective April 29, 2004, Class L shares were renamed as Class C shares.

See Notes to Financial Statements.

14 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Statement of Operations	For the Year Ended October 31, 2004

INVESTMENT INCOME:
Dividend	$ 2,306,269
Interest	25,848

Total Investment Income	2,332,117

EXPENSES:
Management fee (Note 2)	1,873,350
Distribution/Service fees (Note 4)	607,847
Transfer agency services (Note 4)	296,024
Shareholder communications	73,476
Custody and fund accounting fees	66,102
Legal fees	45,205
Audit fees	35,500
Blue sky fees	16,171
Trustees' fees	5,647
Other	8,098

Total Expenses	3,027,420
Less: Aggregate amount waived by the Manager (Notes 2 and 9)	(784,231)

Net Expenses	2,243,189

Net Investment Income	88,928

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net realized loss from investment transactions	(6,951,660)
Net decrease in unrealized depreciation of investments	5,729,575

Net Loss From Investments	(1,222,085)

Decrease in Net Assets From Operations	$(1,133,157)

See Notes to Financial Statements.

15 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended October 31,

	2004	2003

OPERATIONS:
Net investment Income	$ 88,928	$ 484,676
Net realized loss	(6,951,660)	(7,283,155)
Net decrease in unrealized depreciation	5,729,575	36,361,904

Increase (Decrease) in Net Assets From Operations	(1,133,157)	29,563,425

DIVIDENDS TO SHAREHOLDERS FROM (NOTE 5):
Net investment income	(485,566)	(53,039)

Decrease in Net Assets From Dividends to Shareholders	(485,566)	(53,039)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 6):
Net proceeds from sale of shares	4,946,058	5,513,466
Net asset value of shares issued for reinvestment of dividends	477,297	52,325
Cost of shares reacquired	(25,382,567)	(20,286,806)

Decrease in Net Assets From
Transactions in Shares of Beneficial Interest	(19,959,212)	(14,721,015)

Increase (Decrease) in Net Assets	(21,577,935)	14,789,371
NET ASSETS:
Beginning of year	214,231,225	199,441,854

End of year	$192,653,290	$214,231,225

† Includes undistributed net investment income of:	$87,972	$484,610

See Notes to Financial Statements.

16 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended October 31,

Class A Shares	2004(1)	2003(1)	2002	2001		2000

Net Asset Value, Beginning of Year	$13.63	$11.78	$14.26	$21.91		$24.42

Income (Loss) From Operations:
Net investment income (loss)	0.01	0.03	0.01	(0.02)		(0.08)
Net realized and unrealized gain (loss)	(0.10)	1.82	(2.49)	(5.85)		1.02

Total Income (Loss) From Operations	(0.09)	1.85	(2.48)	(5.87)		0.94

Less Dividends and Distributions From:
Net investment income	(0.03)	(0.00)*	—	—		—
Net realized gain	—	—	—	(1.78)		(3.45)

Total Dividends and Distributions	(0.03)	(0.00)*	—	(1.78)		(3.45)

Net Asset Value, End of Year	$13.51	$13.63	$11.78	$14.26		$21.91

Total Return(2)	(0.65)%	15.74%	(17.39)%	(28.00)%		3.20%

Net Assets, End of Year (000s)	$181,843	$202,356	$188,539	$261,864		$421,307

Ratios to Average Net Assets:
Expenses(3)	1.04%	1.05%	1.05%	1.05	%(4)	1.05	%(4)
Net investment income (loss)	0.08	0.28	0.06	(0.12)		(0.33)

Portfolio Turnover Rate	74%	20%	29%	29%		80%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The Manager waived a portion of its fees for the years ended October 31, 2004, 2003, 2002, 2001 and 2000. If such fees were not waived, the actual annualized expense ratios would have been 1.41%, 1.36%, 1.35%, 1.29% and 1.29%, respectively.

(4)	Includes the Fund’s share of Large Cap Growth Portfolio allocated expenses for the periods indicated.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

17 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares	2004(1)	2003(1)	2002	2001		2000

Net Asset Value, Beginning of Year	$13.13	$11.43	$13.93	$21.61		$24.28

Income (Loss) From Operations:
Net investment loss	(0.09)	(0.06)	(0.10)	(0.15)		(0.25)
Net realized and unrealized gain (loss)	(0.10)	1.76	(2.40)	(5.75)		1.03

Total Income (Loss) From Operations	(0.19)	1.70	(2.50)	(5.90)		0.78

Less Distributions From:
Net realized gain	—	—	—	(1.78)		(3.45)

Total Distributions	—	—	—	(1.78)		(3.45)

Net Asset Value, End of Year	$12.94	$13.13	$11.43	$13.93		$21.61

Total Return(2)	(1.45)%	14.87%	(17.95)%	(28.58)%		2.47%

Net Assets, End of Year (000s)	$10,310	$11,239	$10,366	$14,485		$24,194

Ratios to Average Net Assets:
Expenses(3)	1.79%	1.80%	1.80%	1.80	%(4)	1.80	%(4)
Net investment loss	(0.67)	(0.47)	(0.69)	(0.87)		(1.08)

Portfolio Turnover Rate	74%	20%	29%	29%		80%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The Manager waived a portion of its fees for the years ended October 31, 2004, 2003, 2002, 2001 and 2000. If such fees were not waived, the actual annualized expense ratios would have been 2.18%, 2.11%, 2.10%, 2.04%, and 2.04%, respectively.

(4)	Includes the Fund’s share of Large Cap Growth Portfolio allocated expenses for the periods indicated.

See Notes to Financial Statements.

18 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class C Shares(1)	2004(2)	2003(2)	2002	2001		2000(2)(3)

Net Asset Value, Beginning of Year	$13.74	$11.96	$14.58	$22.51		$23.16

Income (Loss) From Operations:
Net investment loss	(0.09)	(0.06)	(0.06)	(0.09)		(0.02)
Net realized and unrealized gain(loss)	(0.11)	1.84	(2.56)	(6.06)		(0.63)

Total Income (Loss) From Operations	(0.20)	1.78	(2.62)	(6.15)		(0.65)

Less Distributions From:
Net realized gain	—	—	—	(1.78)		—

Total Distributions	—	—	—	(1.78)		—

Net Asset Value, End of Year	$13.54	$13.74	$11.96	$14.58		$22.51

Total Return(4)	(1.46)%	14.88%	(17.97)%	(28.54)%		(2.81	)%**

Net Assets, End of Year (000s)	$ 500	$ 637	$ 537	$ 204		$ 39

Ratios to Average Net Assets:
Expenses(5)	1.79%	1.80%	1.80%	1.80	%(6)	1.80	%(6)*
Net investment loss	(0.65)	(0.46)	(0.66)	(0.88)		(1.08	)*

Portfolio Turnover Rate	74%	20%	29%	29%		80%

(1)	Effective April 29, 2004, Class L shares were redesignated as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	For the period September 22, 2000 (inception date) to October 31, 2000.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	The Manager waived a portion of its fees for the years ended October 31, 2004, 2003, 2002, 2001 and 2000. If such fees were not waived, the actual annualized expense ratios would have been 2.22%, 2.11%, 2.10%, 2.04%, and 2.04%*, respectively.

(6)	Includes the Fund’s share of Large Cap Growth Portfolio allocated expenses for the periods indicated.
*	Annualized
**	Not Annualized

See Notes to Financial Statements.

19 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Notes to Financial Statements

1. Significant Accounting Policies

Smith Barney Diversified Large Cap Growth Fund (the “Fund”) is a separate diversified series of Smith Barney Trust II (the “Trust”), a Massachusetts business trust.The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Investment Transactions and Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of securities are calculated by using the specific identification method.

(d) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

(e) Class Accounting. Class specific expenses are charged to each class; management fees, general fund expenses, income, gains and/or losses are allocated on the basis of relative net assets of each class or on another reasonable basis.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gain at various rates.

20 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Notes to Financial Statements (continued)

(g) Reclassifications. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. During the current year there were no reclassifications.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.90% of the Fund’s average daily net assets.This fee is calculated daily and paid monthly.

During the year ended October 31, 2004, SBFM waived a portion of its management fee in the amount of $784,231, of which $29,903 represents the resolution of the matter noted in Note 9 and $754,328 represents a voluntary waiver of management fee.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended October 31, 2004, the Fund paid transfer agent fees of $277,424 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, the Fund’s Class L shares were renamed as Class C shares.

There is a maximum initial sales charge of 5.00% for Class A shares.There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment.This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate.These purchases do not incur an initial sales charge.

For the year ended October 31, 2004, CGM and its affiliates received sales charges of approximately $50,000, $0 and $0 on sales of the Fund’s Class A, B and C shares, respectively. In addition, for the year ended October 31, 2004, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B	Class C

CDSCs	$0	$4,000	$0

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

During the year end October 31, 2004, Citigroup or affiliated entities held shares of the Fund in non-discretionary, nominee accounts on behalf of certain non-affiliated investors.

3. Investments

During the year ended October 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$153,095,669

Sales	171,358,154

21 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Notes to Financial Statements (continued)

At October 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$15,155,964
Gross unrealized depreciation	(16,132,326)

Net unrealized depreciation	$(976,362)

4. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a distribution/service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of each respective class. For the year ended October 31, 2004, total Rule 12b-1 Distribution/Service fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Distribution/Service Fees	$491,218	$110,793	$5,836

For the year ended October 31, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C

Transfer Agency Service Expenses	$277,160	$17,697	$1,167

5. Dividends Paid to Shareholders by Class
	Year Ended	Year Ended
	October 31, 2004	October 31, 2003

Net Investment Income
Class A	$485,566	$53,039
Class B	—	—
Class C	—	—

Total	$485,566	$53,039

6. Shares of Beneficial Interest

At October 31, 2004, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses as described in Note 4.

22 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:
	Year Ended October 31, 2004		Year Ended October 31, 2003

	Shares	Amount	Shares	Amount

Class A
Shares sold	300,949	$4,199,070	378,927	$4,602,826
Shares issued on reinvestment	33,971	477,297	4,570	52,325
Shares repurchased	(1,714,223)	(23,717,963)	(1,543,444)	(18,831,449)

Net Decrease	(1,379,303)	$(19,041,596)	(1,159,947)	$(14,176,298)

Class B
Shares sold	45,201	$605,685	57,266	$693,070
Shares issued on reinvestment	—	—	—	—
Shares repurchased	(104,455)	(1,388,385)	(108,368)	(1,259,291)

Net Decrease	(59,254)	$(782,700)	(51,102)	$(566,221)

Class C*
Shares sold	10,208	$141,303	17,448	$217,570
Shares issued on reinvestment	—	—	—	—
Shares repurchased	(19,612)	(276,219)	(15,953)	(196,066)

Net Increase (Decrease)	(9,404)	$(134,916)	1,495	$21,504

* Effective April 29, 2004, Class L shares were renamed as Class C shares.

7. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2004	2003

Ordinary Income	$485,566	$53,039

As of October 31, 2004 the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$87,972
Capital loss carryforward	(53,436,843	)*
Unrealized depreciation	(976,362	)**

Total accumulated losses — net	$(54,325,233)

*	On October 31, 2004, the Fund had a net capital loss carryforward of $53,436,843, of which $15,233,879 expires in 2009, $26,819,033 expires in 2010, $6,330,611 expires in 2011 and $5,053,320 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax recognition of gains (losses) on distributed property from a partnership interest.

8.Trustee Retirement Plan

The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003).Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan.The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded.Two

23 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Notes to Financial Statements (continued)

former Trustees are currently receiving payments under the Plan. In addition, three other former Trustees elected to receive a lump sum payment under the Plan during this period. The Fund’s allocable share of the expenses of the Plan for the year ended October 31, 2004 and the related liability at October 31, 2004 were not material.

9. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM;Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services.The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate. CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

10. Legal Matters

Beginning in June, 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions.The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct.The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action.While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

24 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Notes to Financial Statements (continued)

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

25 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Smith Barney Trust II and Shareholders of
Smith Barney Diversified Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Smith Barney Diversified Large Cap Growth Fund (the “Fund”), a series of Smith Barney Trust II, at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2004

26 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Diversified Large Cap Growth Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling 1-800-451-2010.

		Term of		Number of
		Office*		Portfolios In
		and	Principal	Fund	Other Board
	Position(s)	Length	Occupation(s)	Complex	Memberships
	Held with	of Time	During Past	Overseen by	Held by
Name, Address and Age	Fund	Served	Five Years	Trustee	Trustee

Non-Interested Trustees:
Elliott J. Berv	Trustee	Since 2001	President and Chief Operations	36	Board Member,
c/o R. Jay Gerken			Officer, Landmark City (real		American Identity Corp.
Citigroup Asset Management			estate development) (since		(doing business as
(“CAM”)			2002); Executive Vice President		Morpheus Technologies)
399 Park Avenue			and Chief Operations Officer,		(biometric information
New York, NY 10022			DigiGym Systems (on-line		management) (since
DOB: 4/30/43			personal training systems) (since		2001; consultant since
			2001); Chief Executive Officer,		1999); Director, Lapoint
			Rocket City Enterprises (internet		Industries (industrial
			service company) (from 2000 to		filter company) (since
			2001); President, Catalyst		2002); Director,
			(consulting) (since 1984).		Alzheimer’s Association
(New England Chapter)
(since 1998).

Donald M. Carlton	Trustee	Since 2001	Consultant, URS Corporation	31	Director, Temple-Inland
c/o R. Jay Gerken			(engineering) (since 1999);		(forest products) (since
CAM			former Chief Executive Officer,		2003); American
399 Park Avenue			Radian International LLC		Electric Power
New York, NY 10022			(engineering) (from 1969 to		(electric utility) (since
DOB: 7/20/37			1998), Member of Management		1999); Director, Valero
			Committee, Signature Science		Energy (petroleum
			(research and development)		refining) (since 1999);
			(since 2000)		Director, National
Instruments Corp.
(technology) (since
1994).

A. Benton Cocanougher	Trustee	Since 2001	Dean Emeritus and Wiley	31	Former Director,
c/o R. Jay Gerken			Professor, Texas A&M		Randall’s Food Markets,
CAM			University (since 2001);		Inc. (from 1990 to 1999);
399 Park Avenue			former Dean and Professor of		former Director, First
New York, NY 10022			Marketing, College and		American Bank and
DOB: 7/6/38			Graduate School of Business		First American Savings
			of Texas A & M University		Bank (from 1994 to
			(from 1987 to 2001).		1999).

27 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*		Portfolios In
		and	Principal	Fund	Other Board
	Position(s)	Length	Occupation(s)	Complex	Memberships
	Held with	of Time	During Past	Overseen by	Held by
Name, Address and Age	Fund	Served	Five Years	Trustee	Trustee

Mark T. Finn	Trustee	Since 2001	Adjunct Professor, William &	36	Former President and
c/o R. Jay Gerken			Mary College (since September		Director, Delta Financial,
CAM			2002); Principal/member, Belvan		Inc. (investment advisory
399 Park Avenue			Partners/Balfour Vantage – Manager		firm) (from 1983 to
New York, NY 10022			and General Partner to the		1999).
DOB: 5/16/43			Vantage Hedge Fund, LP (since
March 2002); Chairman and
owner, Vantage Consulting Group,
Inc. (investment advisory and
consulting firm) (since 1988);
former Vice Chairman and Chief
Operating Officer, Lindner Asset
Management Company (mutual
fund company) (from March 1999
to 2001); former General Partner
and Shareholder, Greenwich
Ventures, LLC (investment
partnership) (from 1996 to 2001);
former President, Secretary, and
owner, Phoenix Trading Co.
(commodity trading advisory firm)
(from 1997 to 2000).

Stephen Randolph Gross	Trustee	Since 2001	Chief Executive Officer, HLB Gross Collins,	31	Director, United Telesis,
c/o R. Jay Gerken			P.C. (accounting firm) (since 1979);		Inc. (telecommunications)
CAM			Partner, Capital Investment Advisory		(since 1997); Director,
399 Park Avenue			Partners (consulting) (2000 to		eBank.com, Inc. (1997–
New York, NY 10022			2002); former Chief Operating Officer,		2004); Director, Andersen
DOB: 10/8/47			General Media Communications, Inc.		Calhoun, Inc. (assisted
			(from March 2003 to August 2003);		living) (since 1987);
			former Managing Director, Fountainhead		former Director, Charter
			Ventures, LLC (consulting) (from 1998 to		Bank, Inc. (from 1987 to
			2003); former Secretary, Carint N.A.		1997); former Director,
			(manufacturing) (1988–2002); former		Yu Save, Inc. (internet
			Treasurer, Hank Aaron Enterprises		company) (from 1998 to
			(fast food franchise) (from 1985		2000); former Director,
			to 2001); Treasurer, Coventry Limited,		Hotpalm, Inc. (wireless
			Inc. (since 1985).		applications) (from 1998
to 2000).

Diana R. Harrington	Trustee	Since 1992	Professor, Babson College	36	None
c/o R. Jay Gerken			(since 1993).
CAM
399 Park Avenue
New York, NY 10022
DOB: 3/25/40

Susan B. Kerley	Trustee	Since 1992	Consultant, Strategic Management	36	Director, Eclipse Funds
c/o R. Jay Gerken			Advisors, LLC/Global Research		(currently supervises 12
CAM			Associates, Inc. (investment		investment companies
399 Park Avenue			consulting) (since 1990).		in fund complex) (since
New York, NY 10022					1990).
DOB: 8/12/51

28 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*		Portfolios In
		and	Principal	Fund	Other Board
	Position(s)	Length	Occupation(s)	Complex	Memberships
	Held with	of Time	During Past	Overseen by	Held by
Name, Address and Age	Fund	Served	Five Years	Trustee	Trustee

Alan G. Merten	Trustee	Since 2001	President, George Mason	31	Former Director,
c/o R. Jay Gerken			University (since 1996).		Comshare, Inc.
CAM					(information technology)
399 Park Avenue					(since 1985
New York, NY 10022					to 2003); Director,
DOB: 12/27/41					DigitalNet Holdings, Inc.
(since 2003).

R. Richardson Pettit	Trustee	Since 2001	Professor of Finance, University	31	None
c/o R. Jay Gerken			of Houston (from 1977 to 2002);
CAM			independent consultant
399 Park Avenue			(since 1984).
New York, NY 10022
DOB: 7/6/42

Interested Trustee:

R. Jay Gerken**	Chairman,	Since 2002	Managing Director of Citigroup	221	N/A
CAM	President,		Global Markets (“CGM”) (since
399 Park Avenue	and Chief		1996); Chairman, President, and
New York, NY 10022	Executive		Chief Executive Officer of Smith
DOB: 4/5/51	Officer		Barney Fund Management LLC
(“SBFM”), Travelers Investment
Advisers, Inc. (“TIA”) and Citi
Fund Management Inc. (“CFM”);
President and Chief Executive
Officer of certain mutual funds
associated with Citigroup Inc.,
(“Citigroup”) formerly, Portfolio
Manager of Smith Barney
Allocation Series Inc. (from 1996
to 2001) and Smith Barney Growth
and Income Fund (from 1996
to 2000)
Officers:

Andrew B. Shoup	Senior Vice	Since 2003	Director of CAM; Chief	N/A	N/A
CAM	President and		Administrative Officer of mutual
125 Broad Street	Chief		funds associated with Citigroup
New York, NY 10004	Administrative		Inc.; Head of International Funds
DOB: 8/1/56	Officer		Administration of CAM (from
2001 to 2003); Director of Global
Funds Administration of CAM
(from 2000 to 2001); Head of U.S.
Citibank Funds Administration of
CAM (from 1998 to 2000).

Frances M. Guggino	Chief	Since 2004	Vice President of CGM, Chief	N/A	N/A
CAM	Financial		Financial Officer and Treasurer
125 Broad Street	Officer		of certain mutual funds associated
New York, NY 10004	and		with Citigroup; Controller of
DOB: 9/8/57	Treasurer		certain mutual funds associated
with Citigroup.

29 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios In
		Office* and	Principal	Fund	Other Board
	Position(s)	Length	Occupation(s)	Complex	Memberships
	Held with	of Time	During Past	Overseen by	Held by
Name, Address and Age	Fund	Served	Five Years	Trustee	Trustee

Andrew Beagley	Chief Anti-	Since 2002	Director of CGM (since 2000);	N/A	N/A
CAM	Money		Director of Compliance, North
399 Park Avenue	Laundering		America, CAM (since 2000);
4th Floor	Compliance		Chief Anti-Money Laundering
New York, NY 10022	Officer		Compliance Officer, Chief
DOB: 10/9/62			Compliance Officer and Vice
	Chief	Since 2004	President of certain mutual
	Compliance		funds associated with Citigroup;
	Officer		Director of Compliance, Europe,
the Middle East and Africa.
Citigroup Asset Management
(from 1999 to 2000); Compliance
Officer, Salomon Brothers Asset
Management Limited, Smith
Barney Global Capital
Management Inc., Salomon
Brothers Asset Management Asia
Pacific Limited (from 1997
to 1999).

Wendy S. Setnicka	Controller	Since 2004	Vice President of CGM;	N/A	N/A
CAM			Controller of certain mutual funds
125 Broad Street			associated with Citigroup.
New York, NY 10004
DOB: 6/30/64

Robert I. Frenkel	Secretary	Since 2000	Managing Director and General	N/A	N/A
CAM	Chief Legal	Since 2003	Counsel, Global Mutual Funds
300 First Stamford Place	Officer		for CAM (since 1994), Secretary
Stamford, CT 06902			of certain mutual funds associated
DOB: 12/12/54			with Citigroup Inc., Chief Legal
Officer of mutual funds associated
with Citigroup Inc.

*	Each Trustee and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

30 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Smith Barney Diversified Large Cap Growth Fund during the taxable year ended October 31, 2004:

Record Date:	12/26/2003
Payable Date:	12/30/2003
Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%

Please retain this information for your records.

31 Smith Barney Diversified Large Cap Growth Fund | 2004 Annual Report

SMITH BARNEY
DIVERSIFIED LARGE CAP GROWTH FUND

TRUSTEES Elliott J. Berv	INVESTMENT MANAGER Smith Barney Fund
Donald M. Carlton	Management LLC
A. Benton Cocanougher Mark T. Finn
R. Jay Gerken, CFA,	DISTRIBUTOR
Chairman*	Citigroup Global Markets Inc.
Stephen Randolph Gross
Diana R. Harrington	CUSTODIAN
Susan B. Kerley	State Street Bank
Alan G. Merten	& Trust Company
R. Richardson Pettit	225 Franklin Street
Boston, MA 02110
OFFICERS*
R. Jay Gerken, CFA	TRANSFER AGENT
President and	Citicorp Trust Bank, fsb.
Chief Executive Officer	125 Broad Street, 11th Floor
New York, NY 10004
Andrew B. Shoup
Senior Vice President and	SUB-TRANSFER AGENT
Chief Administrative Officer	PFPC Inc.
P.O. Box 9699
Frances M. Guggino	Providence, RI 02940-9699
Chief Financial Officer and
Treasurer	INDEPENDENT
REGISTERED PUBLIC
Andrew Beagley	ACCOUNTING FIRM
Chief Anti-Money Laundering	PricewaterhouseCoopers LLP
Compliance Officer and	300 Madison Avenue
Chief Compliance Officer	New York, NY 10017

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and Chief Legal Officer

*	Affiliated Person of Investment Manager

Smith Barney Trust II

Smith Barney Diversified Large Cap Growth Fund The Fund is a separate investment fund of Smith Barney Trust II, a Massachusetts business trust.

This report is submitted for general information of the shareholders of Smith Barney Trust II—Smith Barney Diversified Large Cap Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY DIVERSIFIED LARGE CAP
GROWTH FUND
Smith Barney Mutual Funds
125 Broad Street, MF-2
New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

	©2004 Citigroup Global Markets Inc. Member NASD, SIPC FD02662 12/04	04-7544

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees for Smith Barney Diversified Large Cap Growth Fund were $31,500 and $31,500 for the years ended 10/31/04 and 10/31/03, respectively.

(b) Audit-Related Fees for Smith Barney Diversified Large Cap Growth Fund were $0 and $0 for the years ended 10/31/04 and 10/31/03.

In addition, there were no Audit-Related Fees billed in the years ended 10/31/04 and 10/31/03 for assurance and related services by the Accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Diversified Large Cap Growth Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to October 31, 2004 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

(c) Tax Fees for Smith Barney Diversified Large Cap Growth Fund were $4,000 and $4,000 for the years ended 10/31/04 and 10/31/03. These amounts represent aggregate fees paid for tax compliance and tax advice, which includes (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Diversified Large Cap Growth Fund

There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through October 31, 2004 that required pre-approval by the Audit Committee.

(d) There were no All Other Fees for Smith Barney Diversified Large Cap Growth Fund for the years ended 10/31/04 and 10/31/03.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Smith Barney Diversified Large Cap Growth Fund, requiring pre-approval by the Audit Committee for the period May 6, 2003 through October 31, 2004, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management (“CAM”) entities, were $790,000; all of which were pre-approved by the Audit Committee.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such ser vices are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) Tax Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03. There were no Other Fees paid by the Smith Barney Diversified Large Cap Growth Fund Inc.

	(f)	N/A

	(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Diversified Large Cap Growth Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Diversified Large Cap Growth Fund were $2.9 million and $6.4 million for the years ended 10/31/04 and 10/31/03.

	(h)	Yes. The Smith Barney Diversified Large Cap Growth Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent registered public accounting firm's independence. All services provided by the Accountant to the Smith Barney Diversified Large Cap Growth Fund or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.		AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable.

ITEM 6.		[RESERVED]

ITEM 7.		DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and direct or compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manage r in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s dec ision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

	(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

	(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(b)	Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Diversified Large Cap Growth Fund

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer of
Smith Barney Diversified Large Cap Growth Fund

Date:	January 6, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Diversified Large Cap Growth Fund

Date:	January 6, 2005

By:	/s/ Frances M Guggino

(Frances M Guggino)
Chief Financial Officer of
Smith Barney Diversified Large Cap Growth Fund

Date:	January 6, 2005